UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2016

KEURIG GREEN MOUNTAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12340	03-0339228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Coffee Lane
Waterbury, Vermont 05676

(Address of Principal Executive Offices) (Zip Code)

(802) 244-5621

(Registrant’s telephone number, including area code)

N/A

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 26, 2016, Keurig Green Mountain, Inc., a Delaware corporation (the “Company”), issued a press release announcing the receipt on February 25, 2016 of regulatory clearance under the Competition Act (Canada) in connection with the merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated as of December 6, 2015 (the “Merger Agreement”), by and among the Company, Acorn Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands, Maple Holdings Acquisition Corp., a Delaware corporation, and, solely for purposes of Article IX of the Merger Agreement, JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands.  The Company expects to close the Merger as soon as reasonably practicable, subject to the satisfaction of any remaining conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes “forward-looking statements.” Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could,” “may,” “aims,” “intends,” or “projects.” However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements may relate to risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the Merger; unanticipated difficulties or expenditures relating to the Merger; legal proceedings, judgments or settlements, including those that may be and have been instituted against the Company, its board of directors, executive officers and others following the announcement of the Merger; disruptions of current plans and operations caused by the announcement and pendency of the Merger; potential difficulties in employee retention due to the announcement and pendency of the Merger; the response of customers, distributors, suppliers, business partners and regulators to the announcement of the Merger; and other factors described in the Company’s annual report on Form 10-K for the Company’s fiscal year ended September 26, 2015 filed with the SEC, as amended.  The Company can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1.	Press Release issued by Keurig Green Mountain, Inc. on February 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG GREEN MOUNTAIN, INC.
(Registrant)

Date: February 26, 2016	By:	/s/ Michael J. Degnan
	Name:	Michael J. Degnan
	Title:	Chief Legal Officer, Corporate General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Keurig Green Mountain, Inc. on February 26, 2016